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                                                                    EXHIBIT 23.1

                          CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-08559 and 333-35237) of InVision Technologies, Inc. of our report on the consolidated financial statements of Quantum Magnetics, Inc. dated August 22, 1997 except as to Note 15 which is as of September 30, 1997, which is incorporated in this Current Report on Form 8-K.



PRICE WATERHOUSE LLP

San Jose, California
October 7, 1997